FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income
Fund:

     The Fund delivered a second consecutive quarter of double-digit returns as financial markets continued to recover from lows hit earlier this year. During the three-month period ended August 31st, total return on net asset value was +26.8%, and total return on market value of Fund shares was +33.6%.

     As the worst of the financial crisis appears to be behind us, prices on most securities in the Fund's portfolio rose during the quarter. Although the credit outlook for some issuers remains speculative and the prices of their securities remain depressed, many securities that suffered the biggest declines earlier in the year staged the most dramatic recoveries. That being said, while prices in general are much higher than just three months ago, they remain well below the highs reached in recent years. There should be further recovery if the markets continue to normalize as we expect.

     The strong performance over the past two quarters occurred despite the negative impact of our investments in a few troubled companies. During the past quarter, Colonial Bank was shut down by regulators. At this point, we are assuming there will be no additional income earned and minimal principal recovery on our investment in its parent, Colonial BancGroup, Inc. Two additional credits, FBOP Bancorp and CIT Group, suspended distributions on the securities owned by the Fund. Both companies are currently exploring strategies to improve their financial condition.

     One year ago, the world's financial system was on the brink of collapse. In the blink of an eye, we went from a world in which anyone with a pulse could get a loan to a virtual shutdown of the capital markets. Investors, large and small, appeared ready to stuff money in a mattress rather than hand it over to a bank or money market fund. Access to short-term liquidity, the life blood of business, largely disappeared, and long-term financing was virtually unobtainable. Banks simply stopped lending (not only to long-time customers, but even more troublesome, to other banks), and capital market investors were in no mood to provide new financing.

     When compared to broader credit markets, the preferred market has a much greater concentration in financial companies. In addition, the majority of preferred issues are long-term and consequently tend to have more volatile prices than other fixed-income instruments. As a result, the performance of the preferred market (and the Fund) was dismal throughout the early part of the financial crisis.

     After one year, and massive amounts of government intervention, we see signs of recovery and perhaps a greater sense of rationality in the markets. On more than one occasion we've expressed our opinion that market volatility was exacerbated by excessive amounts of leverage. We underestimated the extent to which price declines could trigger selling by over-leveraged investors, producing an accelerating downward price spiral. We learned some valuable lessons during this financial chaos. We improved our analytic tools (and hopefully developed a more refined sense of smell) to help us discern changes in fundamental value from a leverage-fed frenzy. We further refined our credit criteria to help us identify riskier issuers earlier in the credit cycle. And, as leveraged investors ourselves, we have a keener appreciation for liquidity in the Fund's portfolio.

     We believe these lessons will improve ongoing management of the Fund. Don't expect wholesale changes, but we would not be doing our job if we did not adapt to this new, more turbulent environment. For instance, the Fund suspended its hedging strategy last year, not because we no longer believe in hedging but because we did not think it would work in a crisis environment. At some point in the future, we anticipate reinstating the Fund's hedging strategy. Similarly, we have increased the portfolio's emphasis on liquid issues and issuers. By doing so, the Fund may give up some current income, but we believe this provides greater flexibility in managing the portfolio and its leverage for the benefit of shareholders.

     In our last letter we indicated that the Fund was in the process of replacing all remaining shares of Auction Market Preferred Stock with bank debt. The switch is complete and the Fund's leverage is now comprised entirely of debt. While the breakdown in the auction preferred stock market made the change necessary, the Fund already is realizing some benefits from the new leverage. Foremost among these benefits are lower borrowing expense and greater flexibility in managing the portfolio.

     All markets have endured tremendous upheaval over the past year. More change is on the horizon, as the financial system moves from crisis to recovery. The Fund will continue to assess and adapt to this new market environment. We take that responsibility seriously, and we appreciate the support that shareholders have given us.

     More information is always available on the Fund's website, including discussion of many of the topics in this letter. In addition, our thoughts on the economic outlook are published quarterly and posted to the site. We encourage you to visit the website at www.fcclaymore.com.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger

Donald F. Crumrine                      Robert M. Ettinger
Chairman of the Board                   President

October 15, 2009

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                                              PORTFOLIO OVERVIEW

                                                     AUGUST 31, 2009 (UNAUDITED)

FUND STATISTICS ON 8/31/09
--------------------------
Net Asset Value                   $     12.12
Market Price                      $     11.73
Discount                                 3.22%
Yield on Market Price                   11.66%
Common Stock Shares Outstanding    42,655,370

MOODY'S RATINGS                   % OF NET ASSETS+
---------------                   ----------------
AAA                                      0.5%
AA                                       0.1%
A                                       19.3%
BBB                                     54.2%
BB                                      20.5%
Below "BB"                               2.4%
Not Rated                                1.7%
                                        ----
Below Investment Grade*                 15.4%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES               % OF NET ASSETS+
-------------------               ----------------
Financial Services                        1%
Other                                     2%
Banking                                  42%
Energy                                    6%
Utilities                                26%
Insurance                                23%

TOP 10 HOLDINGS BY ISSUER         % OF NET ASSETS+
-------------------------         ----------------
Banco Santander                         8.2%
Liberty Mutual Group                    5.8%
Wells Fargo                             5.7%
Capital One Financial                   4.5%
PNC Financial Services                  3.5%
Wisconsin Energy                        3.3%
Dominion Resources                      3.3%
Puget Energy                            3.2%
Sovereign Bancorp                       3.2%
Southern Union                          3.1%

                                                                                          % OF NET ASSETS**+
                                                                                          ------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                               28%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)           15%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

+    NET ASSETS INCLUDES ASSETS ATTRIBUTABLE TO THE USE OF LEVERAGE.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                               VALUE
------------                                                                            ------------
PREFERRED SECURITIES -- 95.0%
               BANKING -- 41.7%
$ 19,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ....................   $ 19,076,817(1)
               Banco Santander:
      57,400      Adj. Rate Pfd .....................................................        905,916**(2)
   1,841,890      6.50% Pfd .........................................................     42,644,358**(1)(2)
     734,697      6.80% Pfd .........................................................     17,708,034**(1)(2)
      87,400   Bank of America Corporation, 8.625% Pfd., Series 8 ...................      1,966,500*(1)
$  8,850,000   Barclays Bank PLC, 6.278% ............................................      6,294,562**(1)(2)
     100,000   BB&T Capital Trust VI, 9.60% Pfd .....................................      2,618,000(1)
$ 37,393,000   Capital One Capital III, 7.686% 08/15/36 .............................     29,540,470(1)
$  4,000,000   Capital One Capital V, 10.25% 08/15/39 ...............................      4,076,848
               CIT Group, Inc.:
      30,000      5.189% Pfd., Series B .............................................        130,314*+
$ 13,685,000      6.10% 03/15/67 ....................................................      1,505,350+
     385,662      6.35% Pfd., Series A ..............................................      1,065,391*+
     105,000   Cobank, ACB, 7.00% Pfd., 144A**** ....................................      3,665,161*(1)
$ 35,100,000   Colonial BancGroup, 7.114%, 144A**** .................................        614,250+
$ 32,716,000   Comerica Capital Trust II, 6.576% 02/20/37 ...........................     22,574,040(1)
      28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** ...........................      1,233,000*+
       7,850   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ..      7,104,250
       4,000   First Tennessee Bank, Adj. Rate Pfd., 144A**** .......................      1,621,250*
$  1,950,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ..................      1,297,263
           6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ..............      3,375,000
               Goldman Sachs:
$ 13,215,000      Capital II, 5.793% ................................................      9,713,025
       3,600      STRIPES Custodial Receipts, Pvt....................................        741,600*
               HSBC USA, Inc.:
     624,400      Adj. Rate Pfd., Series D ..........................................     13,001,569*(1)
     264,000      Adj. Rate Pfd., Series G ..........................................      4,926,900*(1)
      41,100   Keycorp Capital X, 8.00% Pfd .........................................        878,102
$ 17,800,000   Lloyds Banking Group PLC, 6.657%, 144A**** ...........................      7,666,727**(2)
$ 13,825,000   National City Preferred Capital Trust I, 12.00% ......................     14,966,364(1)
     295,000   PFGI Capital Corporation, 7.75% Pfd ..................................      6,914,063(1)
     164,520   PNC Financial Services, 9.875% Pfd., Series F ........................      4,379,934*(1)
     493,425   Sovereign Bancorp, 7.30% Pfd., Series C ..............................     11,799,025*(1)
     170,500   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .......................      3,909,991(1)
       8,641   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ......................      7,798,503
               U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
          65      Series 2006-5, Variable Rate Pfd., 144A**** .......................          1,626*+
          65      Series 2006-6, Variable Rate Pfd., 144A**** .......................          1,626*+

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                                     AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                               VALUE
------------                                                                            ------------
PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
          60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ........   $  4,346,250
   1,369,600   Wachovia Preferred Funding, 7.25% Pfd., Series A .....................     28,340,448(1)
               Washington Mutual:
$  2,100,000      9.75%, 144A**** ...................................................         31,500++
$ 10,050,000      6.534%, 144A**** ..................................................        150,750++
$ 11,067,000   Webster Capital Trust IV, 7.65% 06/15/37 .............................      6,529,530
$ 15,591,000   Wells Fargo & Company, 7.98%, Series K ...............................     14,109,855*
                                                                                        ------------
                                                                                         309,224,162
                                                                                        ------------
               FINANCIAL SERVICES -- 0.8%
$  1,340,000   Ameriprise Financial, Inc., 7.518% 06/01/66 ..........................      1,051,900(1)
$    850,000   General Electric Capital Corporation, 6.375% 11/15/67 ................        687,405
$  7,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ...................        486,710
               Lehman Brothers Holdings, Inc.:
      34,000      5.67% Pfd., Series D ..............................................         12,580*++
     471,500      7.95% Pfd .........................................................         44,792*++
      20,000   Lehman Capital Trust III, 6.375% Pfd., Series K ......................          6,250++
$ 10,000,000   RACERS(R) Series 2005 AMMC V Trust, 144A**** .........................      3,837,027
                                                                                        ------------
                                                                                           6,126,664
                                                                                        ------------
               INSURANCE -- 21.6%
$  2,500,000   Ace Capital Trust II, 9.70% 04/01/30 .................................      2,508,710(1)(2)
               Arch Capital Group Ltd.:
     117,750      7.875% Pfd., Series B .............................................      2,699,124**(1)(2)
      86,321      8.00% Pfd., Series A ..............................................      2,100,406**(1)(2)
               AXA SA:
$  1,200,000      6.379%, 144A**** ..................................................        894,000**(1)(2)
$  5,500,000      6.463%, 144A**** ..................................................     4,097,500**(1)(2)
               Axis Capital Holdings:
     200,000      7.25% Pfd., Series A ..............................................      4,602,500**(1)(2)
     281,505      7.50% Pfd., Series B ..............................................     18,350,607(1)(2)
      37,000   Corts Provident Financing Trust I, 8.50% Pfd .........................        827,783(1)
     558,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 .........................      9,625,500(1)
$ 20,469,000   Everest Re Holdings, 6.60% 05/15/37 ..................................     14,430,645(1)
$  6,650,000   Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A**** .......      5,353,250(1)
               Liberty Mutual Group:
$ 12,500,000      7.80% 03/15/37, 144A**** ..........................................      8,937,500(1)
$ 31,850,000      10.75% 06/15/58, 144A**** .........................................     28,505,750(1)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                               VALUE
------------                                                                            ------------
PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
$ 12,965,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ....................   $ 12,639,423(1)
$  4,170,000   MetLife, Inc., 10.75% 08/01/39 .......................................      4,703,414(1)
               Principal Financial Group:
      10,000      5.563% Pfd., Series A .............................................        635,000*
     285,000      6.518% Pfd., Series B .............................................      5,173,463*
               Renaissancere Holdings Ltd.:
     141,800      6.08% Pfd., Series C ..............................................      2,634,644**(1)(2)
     248,229      6.60% Pfd., Series D ..............................................      5,083,730**(1)(2)
      87,835      7.30% Pfd., Series B ..............................................      1,927,319**(1)(2)
     407,200   Scottish Re Group Ltd., 7.25% Pfd ....................................      1,002,730**(2)+
$  7,425,000   USF&G Capital, 8.312% 07/01/46, 144A**** .............................      7,139,093(1)
$ 13,000,000   USF&G Capital I, 8.50% 12/15/45, 144A**** ............................     12,769,432(1)
$  3,500,000   XL Capital Ltd., 6.50%, Series E .....................................      2,100,000(2)
$  1,612,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ....................      1,289,600
                                                                                        ------------
                                                                                         160,031,123
                                                                                        ------------
               UTILITIES -- 23.9%
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ............        890,000*(1)
     328,179   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 .....................     14,029,652(1)
      35,000   Central Maine Power, 5.25% Pfd., Pvt .................................      3,027,500*
$ 18,533,000   COMED Financing III, 6.35% 03/15/33 ..................................     14,414,541
$ 15,675,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 ...................     15,043,674(1)
               Dominion Resources, Inc.:
$ 11,000,000      7.50% .............................................................     9,031,330(1)
      15,000      8.375% Pfd., Series A .............................................        397,500
     131,000   Entergy Arkansas, Inc., 6.45% Pfd ....................................      2,718,250*
      63,184   FPC Capital I, 7.10% Pfd., Series A ..................................      1,572,176(1)
     130,140   Georgia Power Company, 6.50% Pfd., Series 2007A ......................     12,505,647*(1)
     119,805   Indianapolis Power & Light Company, 5.65% Pfd ........................      9,610,613*
$  2,386,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ..............      2,028,651(1)
$ 27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 .........................     19,342,152(1)
$ 29,500,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ............................     23,685,373(1)
               Southern California Edison:
      74,235      6.00% Pfd., Series C ..............................................      5,848,330*(1)
      54,615      6.125% Pfd ........................................................      4,411,871*(1)
$ 14,350,000   Southern Union Company, 7.20% 11/01/66 ...............................     10,798,375(1)
$  4,200,000   Union Electric Company, 7.69% 12/15/36, Series A .....................      3,878,020(1)
$ 31,000,000   Wisconsin Energy Corporation, 6.25% 05/15/67 .........................     24,525,061(1)
                                                                                        ------------
                                                                                         177,758,716
                                                                                        ------------

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                                     AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                               VALUE
------------                                                                            ------------
PREFERRED SECURITIES -- (CONTINUED)
               ENERGY -- 5.6%
$ 24,360,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ..........................   $ 20,583,688(1)
               Enterprise Products Partners:
$ 19,000,000      7.034% 01/15/68 ...................................................     15,603,123(1)
$  5,000,000      8.375% 08/01/66, Series A .........................................      4,342,905(1)
$  1,500,000   Teppco Partners LP, 7.00% 06/01/67 ...................................      1,191,636
                                                                                        ------------
                                                                                          41,721,352
                                                                                        ------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.1%
      50,000   Duke Realty Corporation, 6.60% Pfd., Series L ........................        879,125
                                                                                        ------------
                                                                                             879,125
                                                                                        ------------
               MISCELLANEOUS INDUSTRIES -- 1.3%
     112,750   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ..................      7,533,109*
$  2,500,000   Stanley Works, 5.902% 12/01/45 .......................................      1,893,305(1)
                                                                                        ------------
                                                                                           9,426,414
                                                                                        ------------
                  TOTAL PREFERRED SECURITIES
                    (Cost $901,884,256) .............................................    705,167,556
                                                                                        ------------
CORPORATE DEBT SECURITIES -- 3.8%
               FINANCIAL SERVICES -- 0.2%
      55,000   Ameriprise Financial, Inc., 7.75% 06/15/39 ...........................      1,320,138(1)
$  4,726,012   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ..        444,245++
                                                                                        ------------
                                                                                           1,764,383
                                                                                        ------------
               INSURANCE -- 1.0%
$  8,470,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ..................      5,640,520
$  2,500,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ..............      1,856,840(1)
                                                                                        ------------
                                                                                           7,497,360
                                                                                        ------------
               UTILITIES -- 1.6%
               Southern Union Company:
$  5,300,000      7.60% 02/01/24, Senior Notes ......................................      5,507,490(1)
$  6,047,000      8.25% 11/15/29, Senior Notes ......................................      6,675,942(1)
                                                                                        ------------
                                                                                          12,183,432
                                                                                        ------------

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

AUGUST 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                                  VALUE
------------                                                                               ------------
CORPORATE DEBT SECURITIES -- (CONTINUED)
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.4%
$  3,500,000   Realty Income Corporation, 5.875% 03/15/35 ..............................   $  2,586,580(1)
                                                                                           ------------
                                                                                              2,586,580
                                                                                           ------------
               MISCELLANEOUS INDUSTRIES -- 0.6%
      16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint ...........        249,975(1)
               Pulte Homes, Inc.:
      58,240      7.375% 06/01/46 ......................................................      1,028,664
$  3,550,000      7.875% 06/15/32 ......................................................      2,822,250(1)
                                                                                           ------------
                                                                                              4,100,889
                                                                                           ------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $37,008,321) ...................................................     28,132,644
                                                                                           ------------
MONEY MARKET FUND -- 0.2%
   1,647,170   BlackRock Provident Institutional, T-Fund ...............................      1,647,170
                                                                                           ------------
               TOTAL MONEY MARKET FUND
                  (Cost $1,647,170) ....................................................      1,647,170
                                                                                           ------------

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                                     AUGUST 31, 2009 (UNAUDITED)

                                                                                               VALUE
                                                                                           ------------
TOTAL INVESTMENTS (Cost $940,539,747***) ....................................    99.0%     $734,947,370
OTHER ASSETS AND LIABILITIES (Net) ..........................................     1.0%        7,692,210
                                                                                -----      ------------
NET ASSETS BEFORE LOAN ......................................................   100.0%+++  $742,639,580
                                                                                -----      ------------
LOAN PRINCIPAL BALANCE .................................................................   (225,775,000)
                                                                                           ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .............................................   $516,864,580
                                                                                           ============

* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2009, these securities amounted to $137,177,052 or 18.5% of net assets before the loan. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $551,390,874 at August 31, 2009.

(2)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of total net assets before the loan.

ABBREVIATIONS:

CORTS   -- Corporate-Backed Trust Securities
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities
RACERS  -- Restructured Asset Certificates with Enhanced Returns
REIT    -- Real Estate Investment Trust
STRIPES -- Structured Residual Interest Preferred Enhanced Securities

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH AUGUST 31, 2009 (UNAUDITED)

                                                                                       VALUE
                                                                                   ------------
OPERATIONS:
   Net investment income .......................................................   $ 42,615,249
   Net realized gain/(loss) on investments sold during the period ..............    (80,000,579)
   Change in net unrealized appreciation/depreciation of investments ...........    243,759,732
   Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ................     (1,646,350)
                                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................    204,728,052
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ...    (43,736,382)
                                                                                   ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ............................    (43,736,382)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash
      Purchase Plan ............................................................        503,187
                                                                                   ------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM
      FUND SHARE TRANSACTIONS ..................................................        503,187
                                                                                   ------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
   FOR THE PERIOD ..............................................................   $161,494,857
                                                                                   ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period .........................................................   $355,369,723
   Net increase in net assets during the period ................................    161,494,857
                                                                                   ------------
   End of period ...............................................................   $516,864,580
                                                                                   ============

*    Auction Market Preferred Stock.

(1) These tables summarize the nine months ended August 31, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

(2)  May include income earned, but not paid out, in prior fiscal year.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                                         FINANCIAL HIGHLIGHTS(1)

        FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH AUGUST 31, 2009 (UNAUDITED)
                     FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................................   $       8.34
                                                                                   ------------
INVESTMENT OPERATIONS:
   Net investment income .......................................................           1.00
   Net realized and unrealized gain/(loss) on investments ......................           3.85
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
   From net investment income ..................................................          (0.04)
                                                                                   ------------
   Total from investment operations ............................................           4.81
                                                                                   ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income ..................................................          (1.03)
                                                                                   ------------
   Total distributions to Common Stock Shareholders ............................          (1.03)
                                                                                   ------------
   Net asset value, end of period ..............................................   $      12.12
                                                                                   ============
   Market value, end of period .................................................   $      11.73
                                                                                   ============
   Common Stock shares outstanding, end of period ..............................     42,655,370
                                                                                   ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ ......................................................          14.75%**
   Net investment income, including payments to AMPS Shareholders+ .............          14.18%**
   Operating expenses including interest expense ...............................           2.91%**
   Operating expenses excluding interest expense ...............................           1.25%**
SUPPLEMENTAL DATA:
   Portfolio turnover rate .....................................................             25%***
   Net assets before loan, end of period (in 000's) ............................   $    742,640
   Ratio of operating expenses including interest expense(2) to net assets
      before loan and AMPS .....................................................           1.79%**
   Ratio of operating expenses excluding interest expense(2) to net assets
      before loan and AMPS .....................................................           0.77%**

(1) These tables summarize the nine months ended August 31, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

(2)  Does not include distributions to AMPS Shareholders.

*    Auction Market Preferred Stock.

**   Annualized.

***  Not annualized.

+ The net investment income ratios reflect income net of operating expenses, including interest expense.

++ Information presented under heading Supplemental Data includes AMPS and loan principal balance.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PER SHARE OF COMMON STOCK (UNAUDITED)

                                    TOTAL                                   DIVIDEND
                                  DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                                    PAID        VALUE     CLOSING PRICE     PRICE (1)
                                  ---------   ---------   -------------   ------------
December 31, 2008 .............    $0.1140      $ 8.85        $ 7.75         $ 8.40
January 30, 2009 ..............     0.1140        8.13          8.18           8.13
February 27, 2009 .............     0.1140        7.01          6.55           6.09
March 31, 2009 ................     0.1140        7.17          6.40           6.73
April 30, 2009 ................     0.1140        7.89          7.68           7.66
May 29, 2009 ..................     0.1140        9.85          9.05           9.65
June 30, 2009 .................     0.1140       10.47         10.49          10.47
July 31, 2009 .................     0.1140       11.48         11.02          11.45
August 31, 2009 ...............     0.1140       12.12         11.73          11.74

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

     At August 31, 2009 the aggregate cost of securities for federal income tax purposes was $943,165,573, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $31,226,163 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $239,444,366.

2. ADDITIONAL ACCOUNTING STANDARDS

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll forward disclosure for each major security type as described in paragraph 19 of SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities."

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

       The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of August 31, 2009 is as follows:

                                                                             LEVEL 2        LEVEL 3
                                              TOTAL           LEVEL 1      SIGNIFICANT   SIGNIFICANT
                                             VALUE AT         QUOTED       OBSERVABLE    UNOBSERVABLE
                                         AUGUST 31, 2009      PRICE          INPUTS         INPUTS
                                         ---------------   ------------   ------------   ------------
Preferred Securities
   Banking                                 $309,224,162    $148,998,875   $158,992,287    $1,233,000
   Financial Services                         6,126,664          63,622      5,471,299       591,743
   Insurance                                160,031,123      35,677,199    124,353,924            --
   Utilities                                177,758,716       1,969,676    175,789,040            --
   Energy                                    41,721,352              --     41,721,352            --
   Real Estate Investment Trust (REIT)          879,125         879,125             --            --
   Miscellaneous Industries                   9,426,414              --      9,426,414            --
Corporate Debt Securities                    28,132,644      14,782,209     12,906,190       444,245
Money Market Fund                             1,647,170       1,647,170             --            --
                                           ------------    ------------   ------------    ----------
Total Investments                          $734,947,370    $204,017,876   $528,660,506    $2,268,988
                                           ============    ============   ============    ==========

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                            PREFERRED SECURITIES
                                                         --------------------------
                                                                         FINANCIAL    CORPORATE DEBT
                                     TOTAL INVESTMENTS      BANKING       SERVICES      SECURITIES
                                     -----------------   ------------   -----------   --------------
BALANCE AS OF 11/30/08                  $  6,983,076     $         --   $ 6,649,892      $333,184
Accrued discounts/premiums                        --               --            --            --
Realized gain/(loss)                              --               --            --            --
Change in unrealized appreciation/
   (depreciation)                        (16,348,110)     (13,887,000)   (2,572,171)      111,061
Net purchases/(sales)                             --               --            --            --
Transfers in and/or out of Level 3        11,634,022       15,120,000    (3,485,978)           --
                                        ------------     ------------   -----------      --------
BALANCE AS OF 8/31/09                   $  2,268,988     $  1,233,000   $   591,743      $444,245

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

3. SECTION 19 NOTICES

     Section 19 of the Investment Company Act of 1940 requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.fcclaymore.com.

     The amounts and sources of distributions reported below are only estimates and are not being provided for tax reporting purposes. Form 1099-DIV will be sent to shareholders in January 2010 reporting the amount and tax characterization of distributions for the 2009 calendar year.

                                                           SOURCE OF DISTRIBUTIONS AS OF 8/31/09
                                                           -------------------------------------
                                                                NET           NET        RETURN
                                                            INVESTMENT      REALIZED       OF
                                                              INCOME     CAPITAL GAINS   CAPITAL
                                                            ----------   -------------   -------
Calendar 2009 Percentage of Total Distributions ........       95.0%          0.0%         5.0%

                      (FLAHERTY & CRUMRINE/CLAYMORE LOGO)
                              PREFERRED SECURITIES
                                  INCOME FUND

                                Quarterly Report

                                August 31, 2009

                               www.fcclaymore.com

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

                   PNC Global Investment Servicing (U.S.) Inc.
                   1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.